UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8–K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 14, 2008
Metal Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33044	94-2835068

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 N. LaSalle Street., Suite 550, Chicago, Illinois	60610

(Address of Principal Executive Offices)	(Zip Code)
(312) 645-0700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement
On March 14, 2008, Metal Management, Inc., a Delaware corporation (the “Corporation”), terminated and repaid all amounts outstanding under the Amended and Restated Credit Agreement, dated as of May 9, 2006, among the Corporation, the Corporation’s subsidiaries party thereto, LaSalle Bank National Association and certain other financial institutions parties thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets
On March 14, 2008, pursuant to the Agreement and Plan of Merger, dated as of September 24, 2007 (the “Merger Agreement”), between and among Sims Group Limited, a corporation organized under the laws of Victoria, Australia (“Sims”), MMI Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Sims (the “Acquisition Corporation”), and the Corporation, the Acquisition Corporation merged with and into the Corporation, ceasing the separate legal existence of the Acquisition Corporation, and the Corporation continues as the surviving corporation and a wholly owned subsidiary of Sims (the “Merger”).
At the effective time of the Merger (the “Effective Time”), each share of Metal Management common stock was converted into the right to receive 2.05 Sims American Depositary Shares (“ADSs”). Each Sims ADS represents one Sims ordinary share. Sims ordinary shares are listed on the Australian Securities Exchange and the Sims ADSs are listed on the New York Stock Exchange under the trading symbol “SMS.” Cash payments in United States dollars will be paid in lieu of fractional Sims ADSs.
A copy of the Corporation’s press releases, dated March 14, 2008, announcing approval of the Merger Agreement by the stockholders of the Corporation and the closing of the Merger, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 5.01.	Change in Control of Registrant
The information included in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As of the Effective Time, the entire board of directors of the Corporation (the “Board”), including Norman R. Bobins, Daniel W. Dienst, John T. DiLacqua, Robert Lewon and Gerald E. Morris, resigned as directors of the Corporation. Prior to such resignations, the Board elected Alan D. Ratner and Robert Kelman as the members of the Board effective as of the Effective Time.
Daniel W. Dienst and Robert C. Larry each entered into a letter agreement dated September 24, 2007 with Sims (the “Letter Agreements”), which are incorporated herein by reference. Descriptions of the Letter Agreements are contained in the proxy statement/ prospectus dated February 12, 2008 of the Corporation under the section “The Merger — Effect of Merger on Metal Management Executive Employment Agreements and Severance Arrangements — Employment Agreement of Daniel W. Dienst” and “—Employment Agreement of Robert C. Larry,” which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Effective Time, pursuant to the Merger Agreement, the certificate of incorporation and bylaws of the Acquisition Corporation became the certificate of incorporation and bylaws of the Corporation. The amended and restated certificate of incorporation of the Corporation and the amended and restated bylaws of the Corporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(b)	Pro Forma Financial Information (incorporated by reference to the Sims Group Limited Registration Statement on Form S-8 (File No. 333-149717) as filed with the SEC on March 14, 2008)
(d) Exhibits

Exhibit No.	Document

2.1
Agreement and Plan of Merger, dated as of September 24, 2007, between and among Sims Group Limited, MMI Acquisition Corporation and Metal Management, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K (File No. 001-33044) as filed with the SEC on September 24, 2007)

3.1	Amended and Restated Certificate of Incorporation of Metal Management, Inc.

3.2	Amended and Restated Bylaws of Metal Management, Inc.

10.1
Letter Agreement, dated September 24, 2007, by and between Sims Group Limited and Daniel W. Dienst (incorporated by reference to Exhibit 10.13 to the Sims Group Limited Registration Statement on Form F-4 (File No. 333- 147659) as filed with the SEC on November 28, 2007)

10.2
Letter Agreement, dated September 24, 2007, by and between Sims Group Limited and Robert C. Larry (incorporated by reference to Exhibit 10.12 to the Sims Group Limited Registration Statement on Form F-4 (File No. 333- 147659) as filed with the SEC on November 28, 2007)

99.1	Press Release (“Metal Management Stockholders Approve Merger With Sims Group Limited”), dated March 14, 2008, of Metal Management, Inc.

99.2	Press Release (“Metal Management Completes Merger With Sims Group Limited”), dated March 14, 2008, of Metal Management, Inc.

99.3
Portions of description of Letter Agreement by and between Sims Group Limited and Daniel W. Dienst (incorporated by reference to pages 56-7 to the proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 8, 2008)

99.4
Portions of description of Letter Agreement by and between Sims Group Limited and Robert C. Larry (incorporated by reference to page 58 to the proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 8, 2008)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.
March 17, 2008	By:	/s/ Robert C. Larry
Robert C. Larry
Executive Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Document

2.1
Agreement and Plan of Merger, dated as of September 24, 2007, between and among Sims Group Limited, MMI Acquisition Corporation and Metal Management, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K (File No. 001-33044) as filed with the SEC on September 24, 2007)

3.1	Amended and Restated Certificate of Incorporation of Metal Management, Inc.

3.2	Amended and Restated Bylaws of Metal Management, Inc.

10.1
Letter Agreement, dated September 24, 2007, by and between Sims Group Limited and Daniel W. Dienst (incorporated by reference to Exhibit 10.13 to the Sims Group Limited Registration Statement on Form F-4 (File No. 333- 147659) as filed with the SEC on November 28, 2007)

10.2
Letter Agreement, dated September 24, 2007, by and between Sims Group Limited and Robert C. Larry (incorporated by reference to Exhibit 10.12 to the Sims Group Limited Registration Statement on Form F-4 (File No. 333- 147659) as filed with the SEC on November 28, 2007)

99.1	Press Release (“Metal Management Stockholders Approve Merger With Sims Group Limited”), dated March 14, 2008, of Metal Management, Inc.

99.2	Press Release (“Metal Management Completes Merger With Sims Group Limited”), dated March 14, 2008, of Metal Management, Inc.

99.3
Portions of description of Letter Agreement by and between Sims Group Limited and Daniel W. Dienst (incorporated by reference to pages 56-7 to the proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 8, 2008)

99.4
Portions of description of Letter Agreement by and between Sims Group Limited and Robert C. Larry (incorporated by reference to page 58 to the proxy statement/ prospectus dated February 12, 2008, as filed with the SEC on February 8, 2008)